Income Taxes	12 Months Ended
Jan. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The components of earnings before income taxes from continuing operations consisted of domestic earnings before income taxes from continuing operations of $70.8 million, $40.9 million and $23.8 million in 2014, 2013 and 2012, respectively, and foreign earnings before income taxes from continuing operations of $39.3 million, $36.8 million and $28.0 million in 2014, 2013 and 2012, respectively. In addition to the income tax expense associated with continuing operations, we also recorded income tax benefits associated with the loss from discontinued operations of $5.9 million and $5.3 million in 2013 and 2012, respectively.

The components of income tax provision (benefit) on earnings from continuing operations were as follows:

($ thousands)	2014	2013	2012
Federal
Current	$27,311	$14,621	$2,803
Deferred	(9,502)	260	5,803
	17,809	14,881	8,606
State
Current	5,501	5,770	1,560
Deferred	(642)	(1,210)	1,899
	4,859	4,560	3,459
Foreign	4,516	4,317	4,591
Total income tax provision	$27,184	$23,758	$16,656

The Company made federal, state and foreign tax payments, net of refunds, of $20.1 million, $5.0 million and $5.7 million in 2014, 2013 and 2012, respectively.

The differences between the income tax provision reflected in the consolidated financial statements and the amounts calculated at the federal statutory income tax rate of 35% were as follows:

($ thousands)	2014	2013	2012
Income taxes at statutory rate	$38,544	$27,208	$18,139
State income taxes, net of federal tax benefit	3,159	2,964	2,248
Foreign earnings taxed at lower rates	(8,882)	(8,090)	(5,206)
Non-deductibility of impairment of assets held for sale	—	1,631	—
Tax on international subsidiary dividend	1,040	—	—
Disposal of Shoes.com	(7,428)	—	—
Other	751	45	1,475
Total income tax provision	$27,184	$23,758	$16,656

In 2014, our effective tax rate was impacted by several factors. In connection with the disposition of Shoes.com, the Company recognized a pre-tax gain, net of related restructuring, of $3.1 million, while recognizing an associated tax benefit of $6.6 million. This tax benefit was driven in part by the utilization of operating and capital loss carryforwards that were previously not anticipated to be utilized and were therefore fully reserved on the Company's consolidated balance sheet. The Company also recognized a tax expense of $1.0 million related to foreign exchange gains on a dividend received from an international subsidiary. Domestic income taxes had been previously provided on the foreign earnings of this subsidiary.

The other category of income tax provision principally represents the impact of expenses that are not deductible or partially deductible for federal income tax purposes and adjustments in the amounts of deferred tax assets that are anticipated to be realized.

Significant components of the Company’s deferred income tax assets and liabilities were as follows:

($ thousands)	January 31, 2015	February 1, 2014
Deferred Tax Assets
Employee benefits, compensation and insurance	$26,430	$15,264
Accrued expenses	16,539	17,235
Postretirement and postemployment benefit plans	862	746
Deferred rent	6,285	6,255
Accounts receivable reserves	7,563	7,052
Net operating loss (“NOL”) carryforward/carryback	9,483	14,917
Capital loss carryforward	5,188	5,145
Foreign tax credit carryforward	1,098	4,236
Other tax credit carryforward	—	3,591
Inventory capitalization and inventory reserves	1,683	5,317
Intangible assets	4,865	6,924
Depreciation	3,957	—
Other	1,907	4,923
Total deferred tax assets, before valuation allowance	85,860	91,605
Valuation allowance	(11,514)	(13,949)
Total deferred tax assets, net of valuation allowance	74,346	77,656

Deferred Tax Liabilities
Retirement plans	(23,822)	(29,608)
LIFO inventory valuation	(56,525)	(51,460)
Capitalized software	(12,721)	(15,729)
Other	(1,118)	(1,966)
Depreciation	—	(2,212)
Total deferred tax liabilities	(94,186)	(100,975)
Net deferred tax liability	$(19,840)	$(23,319)

As of January 31, 2015, the Company had various state net operating loss carryforwards with tax values totaling $9.3 million. A valuation allowance of $4.7 million has been established related to these operating loss carryforwards. The remaining net operating loss will be carried forward to future tax years. The Company also has valuation allowances of $4.6 million related to capital loss carryforwards, $0.9 million related to share-based compensation, $0.6 million related to foreign tax credits and $0.7 million related to charitable contributions and other carryforwards.

As of January 31, 2015, no deferred taxes have been provided on the accumulated unremitted earnings of the Company’s foreign subsidiaries that are not subject to United States income tax. The Company periodically evaluates its foreign investment opportunities and plans, as well as its foreign working capital needs, to determine the level of investment required and, accordingly, determine the level of foreign earnings that is considered indefinitely reinvested. Based upon that evaluation, earnings of the Company’s foreign subsidiaries that are not otherwise subject to United States taxation, except for the Company’s Canadian subsidiary, are considered to be indefinitely reinvested, and accordingly, deferred taxes have not been provided. If changes occur in future investment opportunities and plans, those changes will be reflected when known and may result in providing residual United States deferred taxes on unremitted foreign earnings. If the Company’s unremitted foreign earnings were not considered indefinitely reinvested as of January 31, 2015, additional deferred taxes of approximately $34.6 million would have been provided.

Uncertain Tax Positions
ASC 740, Income Taxes, establishes a single model to address accounting for uncertain tax positions. The standard clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. The standard also provides guidance on derecognition, measurement classification, interest and penalties, accounting in interim periods, disclosure and transition.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ thousands)
Balance at January 28, 2012	$209
Additions for tax positions of prior years	1,015
Reductions for tax positions of prior years due to a lapse in the statute of limitations	(75)
Balance at February 2, 2013	$1,149
Reductions for tax positions of prior years due to a lapse in the statute of limitations	(134)
Balance at February 1, 2014	$1,015
Reductions for tax positions of prior years due to a lapse in the statute of limitations	—
Balance at January 31, 2015	$1,015

If the unrecognized tax benefits were to be recognized in full, the net amount that would be reflected in the income tax provision, thereby impacting the effective tax rate, would be $1.1 million at January 31, 2015 and February 1, 2014, and $0.8 million at February 2, 2013.
Estimated interest related to the underpayment of income taxes was classified as a component of the income tax provision in the consolidated statements of earnings and was insignificant in 2014, 2013 and 2012. Accrued interest was $0.2 million at January 31, 3015 and $0.1 million at February 1, 2014.

For federal purposes, the Company’s tax years 2011 to 2013 (fiscal years ending January 28, 2012, February 2, 2013 and February 1, 2014) remain open to examination. The Company also files tax returns in various foreign jurisdictions and numerous states for which various tax years are subject to examination. The Company does not expect any significant changes to its liability for unrecognized tax benefits during the next 12 months.